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                                                                     EXHIBIT 4.1



                        FORM OF COMMON STOCK CERTIFICATE

[LOGO]
NUMBER
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 91729G 10 3

THIS CERTIFIES THAT ___________________________  is the owner of Fully
Paid and Non-assessable Common Stock, $.0001 Par Value of US Dataworks, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

In Witness Witness, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

[Richard Shapiro]
SECRETARY

[SEAL]

[Charles E. Ramey]
PRESIDENT

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Drive South, Suite 430, Denver, CO  80209
BY:_____________________
Transfer Agent and Registrar Authorized Officer


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US Dataworks, Inc.
Corporate Stock Transfer, Inc.
Transfer Fee: Required

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common
TEN ENT- as tenants by the entireties
JT TEN- as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT- _______________ Custodian ______________
(Cust) (Minor)
under Uniform Gift to Minors Act ________
(State)
Additional abbreviations may also be used though not in the above list.

For Value Received ___________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________
Please print or type name and address of assignee of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________________ 20__________________

Signature Guaranteed:
X_________________________
X_________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.